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Exhibit 10.54

EXECUTION COPY

AMENDMENT NO. 1 TO SUBSIDIARY GUARANTY

Dated as of January 26, 2004

        AMENDMENT NO. 1 TO SUBSIDIARY GUARANTY (this "Amendment") among Advanced Telemarketing Corporation, LEXI International, Inc., IQI, Inc., Interserv Services Corporation, (collectively, the "Guarantors" and individually, a "Guarantor"), Deutsche Bank AG London, acting through DB Advisors, LLC ("DB"), Essar Global Limited ("Essar" and together with DB, the "Administrative Agents" and together with their respective successors and assigns as to the Notes referred to below, the "Noteholders") and Wilmington Trust Company, as Collateral Trustee.

  PRELIMINARY STATEMENTS:

        (1)   The Guarantors have entered into the Subsidiary Guaranty dated as of November 5, 2003 (the "Guaranty") in favor of the Noteholders and the Collateral Agent referred to in the Notes, pursuant to which the Guarantors agreed to guarantee the Guaranteed Obligations in connection with (a) the Secured Promissory Note dated as of November 5, 2003 (the "Original DB Note") made by Aegis Communications Group, Inc. (the "Company") in the amount of $14,087,352.00 to the order of DB and (b) the Secured Promissory Note dated as of November 5, 2003 (the "Original Essar Note") in the amount of $14,143,815.00 to the order of Essar.

        (2)   The Original DB Note has been amended and restated in its entirety by the Amended and Restated Secured Promissory Note dated January 28, 2004 (the "New DB Note") made by the Company in the amount of $10,087,352.00 to the order of DB, which New DB Note will be issued in replacement of the Original DB Note and together with the Original DB Note the "Original Notes" and the Original Essar Note has been amended and restated in its entirety by the Amended and Restated Secured Promissory Note dated January 28, 2004 (the "New Essar Note" and, together with the New DB Note, the "New Notes"), made by the Company in the amount of $10,143,815.00 to the order of Essar, which New Essar Note will be issued in replacement of the Original Essar Note. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Guaranty or the New Notes.

        (3)   The Company has requested that the Noteholders release EBA Direct, Inc. ("EBA") from its obligations under the Guaranty and the Noteholders have agreed to do so.

        (4)   The Guarantors and the Noteholders have agreed to amend the Guaranty, but only on the terms and conditions hereinafter set forth.

        (5)   Accordingly, the Guaranty is hereby amended as follows:

        SECTION 1.    Amendment to Guaranty.    The Guaranty is, effective as set forth in Section 2, hereby amended as follows:

        Each reference in the Guaranty to the DB Secured Note shall be a reference to the DB Note, as amended and restated by the New DB Note, and each reference in the Guaranty to the Essar Secured Note shall be a reference to the Essar Note, as amended and restated by the New Essar Note.

        SECTION 2.    Release of EBA from Guaranty.    The Noteholders hereby release EBA from all its present and future liabilities and obligations owing under the Guaranty.

        SECTION 3.    Conditions to Effectiveness.    This Amendment shall become effective as of the date first above written when, and only when, the Noteholders shall have received (a) counterparts of this Amendment executed by the Company, the Guarantors and each Noteholder; (b) the consent attached hereto duly executed by the Company and each Guarantor and (c) the New Notes have been issued in replacement of, and upon surrender to the Company for cancellation of the Original Notes.

        SECTION 3.    Reference to and Effect on the Guaranty and other Loan Documents.    (a) On and after the effectiveness of this Amendment, each reference in the Guaranty, the Guaranteed Notes and the other Loan Documents to "this Guaranty", "the Subsidiary Guaranty", "Guarantor", "Guarantors", "hereunder", "hereof", "therunder", "thereof" or words of like import referring to the Guaranty, shall mean and be a reference to the Guaranty, as amended by this Amendment.

        (b)   The Guaranty, as specifically amended by this Amendment, and each of the other Loan Documents (as defined in the New Notes) are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

        (c)   Except as expressly modified hereby, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Noteholder or Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

        SECTION 4.    Execution in Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

        SECTION 5.    Governing Law.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ADVANCED TELEMARKETING CORPORATION
By:	/s/ HERMAN M. SCHWARZ Herman M. Schwarz President and Chief Executive Officer
IQI, INC.
By:	/s/ HERMAN M. SCHWARZ Herman M. Schwarz President and Chief Executive Officer
LEXI INTERNATIONAL, INC.
By:	/s/ HERMAN M. SCHWARZ Herman M. Schwarz President and Chief Executive Officer
INTERSERV SERVICES CORPORATION
By:	/s/ GENE SPEYER Gene Speyer President

DEUTSCHE BANK AG, LONDON ACTING THROUGH DB ADVISORS LLC, as Noteholder and Administrative Agent
By:	/s/ ROGER EHRENBERG Roger Ehrenberg President and Chief Executive Officer
By:	/s/ PAUL BIGLER Paul Bigler Chief Operating Officer

ESSAR GLOBAL LIMITED, as Noteholder and Administrative Agent
By:	/s/ MADHU S. VUPPULURI Madhu S. Vuppuluri Executive Director

WILMINGTON TRUST COMPANY, as Collateral Trustee
By:	/s/ JAMES J. MCGINLEY James J. McGinley Authorized Signatory

CONSENT

Dated as of January 13, 2004

        Each of the undersigned as (i) a Guarantor under the Guaranty in favor of the Noteholders and the other Guaranteed Noteholder Parties and (ii) a grantor under the Collateral Documents (as defined in the New Notes) in favor of the Collateral Trustee, in each case for its benefit and the benefit of the Noteholders, hereby consents to the foregoing Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, each Loan Document is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects (after giving effect to the foregoing Amendment), except that, on and after the effectiveness of such Amendment, each reference in each Loan Document to the "Guaranty", the "Subsidiary Guaranty", "thereunder", "thereof" or words of like import shall mean and be a reference to the Guaranty, as amended by such Amendment, and (b) the Collateral Documents to which the undersigned is a party and all of the Collateral, as described therein, do, and shall continue to, secure the payment of all of the Secured Obligations or Obligations, as the case may be, as defined therein. Terms used herein have the meanings specified in the foregoing Amendment.

AEGIS COMMUNICATIONS GROUP, INC.
By:	/s/ HERMAN M. SCHWARZ Herman M. Schwarz President and Chief Executive Officer
ADVANCED TELEMARKETING CORPORATION
By:	/s/ HERMAN M. SCHWARZ Herman M. Schwarz President and Chief Executive Officer
IQI, INC.
By:	/s/ HERMAN M. SCHWARZ Herman M. Schwarz President and Chief Executive Officer
LEXI INTERNATIONAL, INC.
By:	/s/ HERMAN M. SCHWARZ Herman M. Schwarz President and Chief Executive Officer
INTERSERV SERVICES CORPORATION
By:	/s/ GENE SPEYER Gene Speyer President

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AMENDMENT NO. 1 TO SUBSIDIARY GUARANTY
CONSENT